UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08943

Name of Fund: Legg Mason Light Street Trust, Inc.

Address of Principal Executive Offices: 55 Water Street, New York NY 10041

Name and address of agent for service:

Robert I Frenkel, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Registrant’s telephone number, including area code:	Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item 1.	Report to Shareholders

Legg Mason

Classic Valuation Fund

Investment Commentary and

Semi-Annual Report to Shareholders

September 30, 2009

Contents

Fund Objective

The Fund seeks long-term growth of capital.

ii	Investment Commentary

Legg Mason Classic Valuation Fund

Total returns for the Fund for various periods ended September 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Since Inception
Without Sales Charges
Class A	36.07%	N/A	N/A	30.24%
Class C*	35.62%	–15.33%	–1.99%	0.28%
Institutional Class	36.48%	–14.52%	–1.03%	–1.12%
S&P 500 IndexA	34.02%	–6.91%	1.01%	–0.88%
Lipper Large-Cap Value Funds Category AverageB	35.47%	–7.92%	0.65%	1.74%

With Sales Charges
Class A	28.34%	N/A	N/A	22.76%
Class C*	34.62%	–16.17%	–1.99%	0.28%
Institutional Class	36.48%	–14.52%	–1.03%	–1.12%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C and Institutional Classes are February 3, 2009, November 8, 1999 and July 13, 2001, respectively. The Index inception return is for the period beginning November 8, 1999. The Lipper inception return is for the period beginning November 30, 1999. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C and Institutional Classes were 1.98%, 2.37% and 1.47%, respectively, as indicated in the Fund’s most current prospectus dated August 1, 2009. These expenses include management fees,

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	iii

12b-1 distribution and/or service fees and other expenses. As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Institutional Class shares until July 31, 2010.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Market Overview

The impressive stock market rally that began in late winter continued through the end of the reporting period at just a bit more of a tempered pace. Through most of the third calendar quarter, optimists were rewarded with a streak of generally positive (or less bad) economic data and belief the “Great Recession” had ended became consensus thinking. As we write this, the outlook has clouded some and we may be in a period in which declines are behind us but growth is lackluster.

We do not think a market participant or observer can write commentary in October of 2009 without some revisit of the fall of 2008 (we probably should say autumn). We are not economists and the books that are starting to come out will offer various perspectives but one basic view we had has not changed; actually, we are more secure in our belief. We — the whole world — had great fortune to have the policy makers in place in those perilous days. Our respect for them is immense. We do not deny that some of the saviors were the same people who relaxed the regulations that spawned the disaster, but still the leadership we had held the system together.

Industry analysts are sanguine about an uptick in corporate profits in the near future. The sole reason for respectable profits is the drastic cost cutting that has gone on since late 2008. One of the categories of cost that was aggressively addressed was labor, and the disheartening unemployment numbers are the proof. Corporate America is lean, in the healthiest cash position in a half century, and the liquidity window has re-opened, but it will only truly prosper and our economy will expand when there is top-line growth. When order books grow and sales point up, we will have something to celebrate on the employment front. The Mortgage Bankers Association reports an inventory of 7.5 million houses in foreclosureC and, we believe a turn in employment will mean fewer foreclosures, which in turn will reduce that depressant on the prices in the housing stock.

The activity in the capital market is a healthy sign of recovery. Equity and debt offerings have picked up recently. Even two of the legacy carriers in the almost always

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv	Investment Commentary

unprofitable airline industry were able to do large financings. Merger announcements have become regular occurrences indicating that management and boards are exiting the bunkers. A story is never without “buts,” though, and it is not a positive sign that insider selling of stocks is at historically extreme high levels.

We have fully participated in the market rally this year. We maintain a balance of exposure to the equity markets while working to lower risk. One way to attempt to achieve this is by holding large positions in some of the highest-quality companies in the market. Fortunately, we do not have to pay up for quality as we believe those value opportunities exist widely.

Performance Overview

For the six months ended September 30, 2009, Class C shares of Legg Mason Classic Valuation Fund, excluding sales charges, returned 35.62%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 34.02% for the same period. The Lipper Large-Cap Value Funds Category Average returned 35.47% over the same time frame.

The Financials sector added considerably to performance as most stocks in the sector saw double-digit gains. JPMorgan Chase & Co., American Express Co. and The Goldman Sachs Group Inc. were standout performers in the group. While we are not out of the woods, the Financials sector continues to show signs of improvement, sending bank stocks higher. JPMorgan was the largest contributor to performance in the portfolio. The company’s trajectory for earnings growth, in our opinion, remains on track in delivering a more normalized earnings profile given its positioning in consumer loans and strong capital base. The company indicated the likelihood of raising the dividend as soon as early next year. American Express ended the reporting period among the portfolio’s top five performers on a total return basis. The shares moved markedly higher on better-than-expected trust data results. The company did report a decline in portfolio delinquencies which doesn’t indicate an improvement in spending, but shows encouraging signs of stability. Goldman Sachs received a series of upgrades by Wall Street analysts helping propel the shares higher. The company is reporting strong trading and fixed-income results given the fewer number of competitors in the marketplace.

Our holdings in Southwest Airlines Co. and The Boeing Co. added to performance in the Industrials sector. Southwest Airlines made a run at acquiring Frontier Airlines but subsequently backed off given issues pertaining to the pilots’ union. Since the current economic times are making it increasingly difficult for the airlines, the company is spending more time on the parts of the business that can be controlled. Southwest remains focused on ancillary revenue opportunities which require little invested capital and can be highly profitable. Among the most notable is the rollout of Wi-Fi which is expected to begin in the first quarter of 2010. Despite the rebound, the sentiment regarding Boeing continues to be plagued by the delay of the Dreamliner

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	v

aircraft. The negative press has resulted in a deeply discounted valuation inherent in the stock. We believe too many are focused on the commercial airplane segment without consideration for the defense side of the business and assigning an appropriate multiple.

The Health Care sector generated strong returns in the portfolio led by CIGNA Corp., Bristol-Myers Squibb Co. and Forest Laboratories Inc. CIGNA is benefiting from an improvement in its capital base and the belief that Obama’s reform won’t be disastrous to the industry. Bristol-Myers reported strong quarterly results and received approval from the U.S. Food and Drug Administration (“FDA”) for a new diabetes drug called Onglyza. Over the next several years, the drug may potentially generate sales in excess of $1 billion. Forest Laboratories is a position we initiated late in the second quarter. The stock trades at what we see as a highly attractive valuation and has a balance sheet that is notable for its sizable net cash. Additionally, the business generates a substantial amount of free cash flow.

The weakest contributors to total performance were our holdings in Consumer Staples, namely Wal-Mart Stores Inc., Smithfield Foods Inc., Dean Foods Co. and Safeway Inc. Wal-Mart is down roughly 10% since the start of 2009, but is coming off a very strong 2008. We have not seen any change in the story, yet the shares trade at an undeserving 13x earnings. Fundamentals remain solid in spite of the environment as consumers trade down and seek more reasonably priced everyday items. In our opinion, the company’s international market exposure should be a nice tailwind to earnings given the strength in overseas currencies. Smithfield Foods, Dean Foods and Safeway all ended the six-month period in negative territory. Smithfield Foods’ fundamentals are weak due to lower-than-expected hog prices seen during the summer months. The company issued shares through an equity offering which was negatively viewed by investors as Smithfield appeared to be well-capitalized. Dean Foods disappointed investors by increasing its capital spending plans. Safeway reported weak results in the third calendar quarter as budget-minded consumers sought lower priced alternatives in food shopping. We believe Safeway continues to look attractive on a free cash flow basis as the multi-year remodel program is nearly complete.

Scott Kuensell, CFA

Managing Director

October 16, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi	Investment Commentary

Portfolio holdings and breakdowns are as of September 30, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: JPMorgan Chase and Co. (4.9%), Wal-Mart Stores Inc. (4.5%), Toyota Motor Corp.—ADR (4.3%), Exxon Mobil Corp. (3.9%), McDonald’s Corp. (3.5%), The Boeing Co. (3.3%), Axis Capital Holdings Ltd. (3.1%), ConocoPhillips (3.0%), The Goldman Sachs Group Inc. (3.0%) and Dell Inc. (3.0%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Financials (24.9%), Energy (15.3%), Health Care (14.0%), Consumer Discretionary (11.9%) and Industrials (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments involve risk, including possible loss of principal. Past performance is no guarantee of future results.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	vii

References to particular securities are intended only to explain the rationales for the portfolio manager’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

Please note that an investor cannot invest directly in an index.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C	Source: BCA Research, September 18, 2009.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Semi-Annual Report to Shareholders

Legg Mason

Classic Valuation Fund

September 30, 2009

Semi-Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s semi-annual report for the six months ended September 30, 2009.

Total returns, excluding sales charges, for the six-month period ended September 30, 2009 were:

Total Returns (unaudited)
Six Months
Class A	36.07%
Class C*	35.62%
Institutional Class	36.48%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website,

2	Semi-Annual Report to Shareholders

www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

October 30, 2009

Semi-Annual Report to Shareholders	3

Special Shareholder Notice

The Board of Directors of Legg Mason Classic Valuation Fund (the “Fund”) recently approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason ClearBridge Investors Value Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund equal in aggregate value to their Fund shares on the date of the reorganization. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization were sent to shareholders in October 2009. If the reorganization is approved by Fund shareholders, it is expected to occur during December 2009.

Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

4	Semi-Annual Report to Shareholders

Expense Example (Unaudited)

Legg Mason Classic Valuation Fund

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Semi-Annual Report to Shareholders	5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During the Period[1] 4/1/09-9/30/09
Class A:
Actual	$1,000.00	$1,360.70	$7.10
Hypothetical (5% return before expenses)	1,000.00	1,019.05	6.07
Class C:
Actual	$1,000.00	$1,356.20	$11.52
Hypothetical (5% return before expenses)	1,000.00	1,015.29	9.85
Institutional Class:
Actual	$1,000.00	$1,364.80	$5.63
Hypothetical (5% return before expenses)	1,000.00	1,020.31	4.81

[1]

These calculations are based on expenses, excluding non-recurring reorganization fees, incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.20%, 1.95% and 0.95% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 365.

6	Semi-Annual Report to Shareholders

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C		Institutional Class
Six Months Ended 9/30/09	36.07	%†	35.62	%†	36.48	%†
Twelve Months Ended 9/30/09	N/A		–15.33		–14.52
Five Years Ended 9/30/09	N/A		–1.99		–1.03
Inception* through 9/30/09	30.24	†	0.28		–1.12

	With Sales Charges[3]
	Class A		Class C		Institutional Class
Six Months Ended 9/30/09	28.34	%†	34.62	%†	36.48	%†
Twelve Months Ended 9/30/09	N/A		–16.17		–14.52
Five Years Ended 9/30/09	N/A		–1.99		–1.03
Inception* through 9/30/09	22.76	†	0.28		–1.12

Cumulative Total Returns[1]
Without Sales Charges[2]
Class A (Inception date of 2/3/09 through 9/30/09)	30.24%
Class C (Inception date of 11/8/99 through 9/30/09)	2.80
Institutional Class (Inception date of 7/13/01 through 9/30/09)	–8.83

†	Not annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for the A, C and Institutional Classes are February 3, 2009, November 8, 1999 and July 13, 2001, respectively.

Semi-Annual Report to Shareholders	7

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in Institutional Class shares, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

8	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	9

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares on November 8, 1999 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment —  Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on July 13, 2001 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	11

Portfolio Composition (as of September 30, 2009)1

(As a percentage of the portfolio)

Top 10 Holdings (As of September 30, 2009)1

Security	% of Net Assets
JPMorgan Chase & Co.	4.9%
Wal-Mart Stores Inc.	4.5%
Toyota Motor Corp. — ADR	4.3%
Exxon Mobil Corp.	3.9%
McDonald’s Corp.	3.5%
The Boeing Co.	3.3%
Axis Capital Holdings Ltd.	3.1%
ConocoPhillips	3.0%
The Goldman Sachs Group Inc.	3.0%
Dell Inc.	3.0%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

12	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Selected Portfolio Performance2

Strongest performers for the six months ended September 30, 2009
1.	The Dow Chemical Co.	213.92%
2.	American Express Co.	155.11%
3.	Nabors Industries Ltd.	109.21%
4.	Wells Fargo & Co.	98.62%
5.	Coach Inc.	95.49%
6.	Caterpillar Inc.	88.23%
7.	Continental Airlines Inc., Class B Shares	86.61%
8.	Alcoa Inc.	79.66%
9.	The Goldman Sachs Group Inc.	74.70%
10.	JPMorgan Chase & Co.	65.40%

Weakest performers for the six months ended September 30, 2009
1.	Valero Energy Corp.	–13.07%
2.	Wal-Mart Stores Inc.	–4.75%
3.	Dean Foods Co.	–1.60%
4.	Chesapeake Energy Corp.	–1.54%
5.	Safeway Inc.	–1.36%
6.	Newmont Mining Corp.	–1.23%
7.	McDonald’s Corp.	1.71%
8.	Exxon Mobil Corp.	1.98%
9.	Morgan Stanley	2.29%
10.	AT&T Inc.	2.61%

Portfolio Changes

New positions established during the six months ended September 30, 2009	Positions completely sold during the six months ended September 30, 2009
Coach Inc.	Arch Coal Inc.
The Allstate Corp.	Time Warner Cable Inc.
Valero Energy Corp.	Boston Scientific Corp.
Thermo Fisher Scientific Inc.	AT&T Inc.
McDonald’s Corp.	Comcast Corp. — Class A
Forest Laboratories Inc.	Time Warner Inc.
General Electric Co.	Tidewater Inc.
Hewlett-Packard Co.	Smithfield Foods Inc.
R.R. Donnelley and Sons Co.	E.I. du Pont de Nemours and Co.
Morgan Stanley
Chesapeake Energy Corp.

[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

Semi-Annual Report to Shareholders	13

Portfolio of Investments

Legg Mason Classic Valuation Fund

September 30, 2009 (Unaudited)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.2%

Consumer Discretionary — 11.9%
Automobiles — 4.3%
Toyota Motor Corp. — ADR	14,700	$1,154,979

Hotels, Restaurants and Leisure — 3.5%
McDonald’s Corp.	16,500	941,655

Media — 1.0%
The Walt Disney Co.	9,900	271,854

Multiline Retail — 1.5%
Kohl’s Corp.	7,400	422,170	A

Textiles, Apparel and Luxury Goods — 1.6%
Coach Inc.	12,900	424,668

Consumer Staples — 9.0%
Food and Staples Retailing — 6.4%
Safeway Inc.	26,300	518,636
Wal-Mart Stores Inc.	25,100	1,232,159

		1,750,795

Food Products — 2.6%
Dean Foods Co.	39,200	697,368	A

Energy — 15.3%
Energy Equipment and Services — 4.3%
Nabors Industries Ltd.	27,500	574,750	A
Transocean Ltd.	7,004	599,052	A

		1,173,802

Oil, Gas and Consumable Fuels — 11.0%
Chesapeake Energy Corp.	9,900	281,160
ConocoPhillips	18,044	814,867
Exxon Mobil Corp.	15,600	1,070,316
The Williams Cos. Inc.	22,200	396,714
Valero Energy Corp.	21,700	420,763

		2,983,820

14	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Financials — 24.9%
Capital Markets — 4.1%
Morgan Stanley	9,500	$293,360
The Goldman Sachs Group Inc.	4,400	811,140

		1,104,500

Commercial Banks — 2.0%
Wells Fargo & Co.	19,500	549,510

Consumer Finance — 2.1%
American Express Co.	17,100	579,690

Diversified Financial Services — 7.8%
Bank of America Corp.	45,500	769,860
JPMorgan Chase and Co.	30,500	1,336,510

		2,106,370

Insurance — 8.9%
Axis Capital Holdings Ltd.	28,000	845,040
Marsh and McLennan Cos. Inc.	18,400	455,032
The Allstate Corp.	20,200	618,524
The Chubb Corp.	9,700	488,977

		2,407,573

Health Care — 14.0%
Biotechnology — 1.9%
Amgen Inc.	8,400	505,932	A

Health Care Providers and Services — 2.3%
CIGNA Corp.	13,800	387,642
UnitedHealth Group Inc.	9,200	230,368

		618,010

Life Sciences Tools and Services — 1.0%
Thermo Fisher Scientific Inc.	6,500	283,855	A

Pharmaceuticals — 8.8%
Bristol-Myers Squibb Co.	28,200	635,064
Forest Laboratories Inc.	20,200	594,688	A

Semi-Annual Report to Shareholders	15

	Shares/Par	Value

Health Care — Continued
Pharmaceuticals — Continued
Johnson and Johnson	7,300	$444,497
Pfizer Inc.	43,000	711,650

		2,385,899

Industrials — 10.5%
Aerospace and Defense — 3.3%
The Boeing Co.	16,400	888,060

Airlines — 2.6%
Continental Airlines Inc., Class B Shares	10,200	167,688	A
Southwest Airlines Co.	56,700	544,320

		712,008

Commercial Services and Supplies — 2.3%
R.R. Donnelley and Sons Co.	29,300	622,918

Industrial Conglomerates — 1.2%
General Electric Co.	19,400	318,548

Machinery — 1.1%
Caterpillar Inc.	5,900	302,847

Information Technology — 9.3%
Communications Equipment — 1.7%
Nokia Oyj — ADR	31,800	464,916

Computers and Peripherals — 5.2%
Dell Inc.	52,700	804,202	A
Hewlett-Packard Co.	12,700	599,567

		1,403,769

Semiconductors and Semiconductor Equipment — 2.4%
Intel Corp.	32,900	643,853

Materials — 4.3%
Chemicals — 1.8%
The Dow Chemical Co.	18,500	482,295

16	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Materials — Continued
Metals and Mining — 2.5%
Alcoa Inc.	36,400	$477,568
Newmont Mining Corp.	5,000	220,100

		697,668

Total Common Stocks and Equity Interests (Cost — $26,261,337)		26,899,332
Repurchase Agreements — 1.2%
Bank of America 0.01%, dated 9/30/09, to be repurchased at $163,354 on 10/1/09 (Collateral: $170,000 Federal Home Loan Bank bonds, 0.500%, due 10/18/10, value $169,909)	$163,354	163,354
JPMorgan Chase & Co. 0.01%, dated 9/30/09, to be repurchased at $163,355 on 10/1/09 (Collateral: $160,000 Federal Home Loan Bank bonds, 3.875%, due 12/10/10, value $167,967)	163,355	163,355

Total Repurchase Agreements (Cost — $326,709)		326,709
Total Investments — 100.4% (Cost — $26,588,046)B		27,226,041
Other Assets Less Liabilities — (0.4)%		(100,457)

Net Assets — 100.0%		$27,125,584

A	Non-income producing.

B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,985,290
Gross unrealized depreciation	(2,347,295)

Net unrealized appreciation	$637,995

ADR — American Depositary Receipt

See notes to financial statements.

Semi-Annual Report to Shareholders	17

Statement of Assets and Liabilities

Legg Mason Classic Valuation Fund

September 30, 2009 (Unaudited)

Assets:
Investment securities at value (Cost – $26,588,046)		$27,226,041
Receivable for securities sold		203,356
Dividends receivable		34,834
Receivable for fund shares sold		17,352

Total assets		27,481,583
Liabilities:
Payable for securities purchased	$250,546
Payable for fund shares repurchased	37,056
Accrued distribution and service fees	21,082
Accrued management fee	11,414
Accrued expenses	35,901

Total liabilities		355,999

Net Assets		$27,125,584

Net assets consist of:
Accumulated paid-in-capital		$51,239,970
Overdistributed net investment income		(29,042)
Accumulated net realized loss on investments		(24,723,339)
Unrealized appreciation of investments		637,995

Net Assets		$27,125,584

Net Asset Value Per Share:
Class A (and redemption price) (93,453 shares outstanding)		$7.80
Class C1 (3,211,379 shares outstanding)		$7.82
Institutional Class (and redemption price) (149,436 shares outstanding)		$8.56
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$8.28

[1]	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

18	Semi-Annual Report to Shareholders

Statement of Operations

Legg Mason Classic Valuation Fund

For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$311,407
Interest	200
Less: Foreign taxes withheld	(5,966)

Total income		$305,641
Expenses:
Distribution and service fees (Notes 3 and 5)	128,266
Management fees (Note 3)	104,363
Shareholder reports expenses (Note 5)	26,307
Registration fees	25,262
Audit and legal fees	24,755
Transfer agent and shareholder servicing expenses (Note 5)	19,118
Reorganization fees	11,623
Directors’ fees and expenses	9,342
Custodian fees	8,054
Other expenses	6,612

	363,702
Less: Fees waivers and/or expense reimbursements (Notes 3 and 5)	(91,748)

Net expenses		271,954

Net Investment Income		33,687
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(4,485,152)
Change in unrealized appreciation/(depreciation) of
investments	12,834,595

Net Realized and Unrealized Gain on Investments		8,349,443
Change in Net Assets Resulting From Operations		$8,383,130

See notes to financial statements.

Semi-Annual Report to Shareholders	19

Statement of Changes in Net Assets

Legg Mason Classic Valuation Fund

	For the Six Months Ended September 30, 2009	For the Year Ended March 31, 2009
	(Unaudited)
Change in Net Assets:
Net investment income	$33,687	$257,348
Net realized loss	(4,485,152)	(19,504,120)
Change in unrealized appreciation/(depreciation)	12,834,595	(9,030,969)
Change in net assets resulting from operations	8,383,130	(28,277,741)
Distributions to shareholders from:
Net investment income:
Class A	(8,956)	—
Class C1	(152,920)	—
Institutional Class	(30,818)	—
Net realized gain on investments:
Class C1	—	(3,582,463)
Institutional Class	—	(254,675)
Change in net assets from fund share transactions:
Class A	(34,778)	599,660 [2]
Class C1	(5,699,948)	(11,501,666)
Institutional Class	(1,053,761)	(497,554)
Change in net assets	1,401,949	(43,514,439)
Net Assets:
Beginning of period	25,723,635	69,238,074
End of period	$27,125,584	$25,723,635
Overdistributed net investment income and undistributed net investment income, respectively	$(29,042)	$129,965

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

20	Semi-Annual Report to Shareholders

Financial Highlights

Legg Mason Classic Valuation Fund

For a share of each class of capital stock outstanding:

Class A:

	Six Months Ended September 30, 2009		Period Ended March 31, 2009A
	(Unaudited)
Net asset value, beginning of period	$5.81		$6.07
Investment operations:
Net investment incomeB	.03		.02
Net realized and unrealized gain/(loss)	2.05		(.28)
Total from investment operations	2.08		(.26)
Distributions from:
Net investment income	(.09)		—
Total distributions	(.09)		—
Net asset value, end of period	$7.80		$5.81
Total returnC	36.07%		(4.28)%
Ratios to Average Net Assets:
Total expensesD,E	1.98	%F	1.98%
Expenses net of waivers and/or expense reimbursements, if anyD,E	1.29	%F	1.20%
Expenses net of all reductionsD,E	1.29	%F	1.20%
Net investment incomeE	.89%		2.53%
Supplemental Data:
Portfolio turnover rate	27.8%		47.5%
Net assets, end of period (in thousands)	$729		$567

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

E	Annualized.

F

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the total expenses and both expenses net of waivers and/or expense reimbursements and expenses net of all reductions ratios would have been 1.89% and 1.20%, respectively.

See notes to financial statements.

Semi-Annual Report to Shareholders	21

For a share of each class of capital stock outstanding:

Class CA:

	Six Months Ended September 30, 2009		Years Ended March 31,				Period Ended March 31, 2007B		Years Ended October 31,
			2009		2008				2006	2005
	(Unaudited)
Net asset value, beginning of period	$5.80		$11.73		$15.06		$15.28		$13.11	$11.43

Investment operations:
Net investment income/(loss)	.01	C	.04	C	(.02	)C	(.02	)C	(.06)	(.04)
Net realized and unrealized gain/(loss)	2.05		(5.29)		(1.35)		.88		2.23	1.72

Total from investment operations	2.06		(5.25)		(1.37)		.86		2.17	1.68

Distributions from:
Net investment income	(.04)		—		—		—		—	—
Net realized gain on investments	—		(.68)		(1.96)		(1.08)		—	—

Total distributions	(.04)		(.68)		(1.96)		(1.08)		—	—

Net asset value, end of period	$7.82		$ 5.80		$11.73		$15.06		$15.28	$13.11

Total returnD	35.62%		(47.60)%		(10.64)%		5.68%		16.55%	14.70%
Ratios to Average Net Assets:
Total expensesE	2.64	%F,G	2.37%		2.11%		2.17	%G	2.17%	2.13%
Expenses net of waivers and/or expense reimbursements, if anyE	2.03	%F,G	1.95%		1.95%		1.95	%G	1.95%	1.95%
Expenses net of all reductionsE	2.03	%F,G	1.95%		1.95%		1.95	%G	1.95%	1.95%
Net investment income (loss)	.16	%G	.45%		(.14)%		(.29	)%G	(.41)%	(.28)%
Supplemental Data:
Portfolio turnover rate	27.8%		47.5%		39.1%		14.9%		18.2%	46.7%
Net assets, end of period (in thousands)	$25,117		$23,325		$64,593		$91,974		$88,135	$76,061

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	For the period November 1, 2006 to March 31, 2007.

C	Computed using average daily shares outstanding.

D

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

F

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the total expenses and both expenses net of waivers and/or expense reimbursements and expenses net of all reductions ratios would have been 2.56% and 1.95%, respectively.

G	Annualized.

See notes to financial statements.

22	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Classic Valuation Fund

For a share of each class of capital stock outstanding:

Institutional Class:

	Six Months Ended September 30, 2009		Years Ended March 31,				Period Ended March 31, 2007A		Years Ended October 31,
			2009		2008				2006	2005
	(Unaudited)
Net asset value, beginning of period	$6.37		$12.72		$16.02		$16.12		$13.68	$11.82

Investment operations:
Net investment income	.05	B	.15	B	.13	B	.05	B	.28	.06
Net realized and unrealized gain/(loss)	2.26		(5.82)		(1.47)		.93		2.16	1.80

Total from investment operations	2.31		(5.67)		(1.34)		.98		2.44	1.86

Distributions from:
Net investment income	(.12)		—		—		—		—	—
Net realized gain on investments	—		(.68)		(1.96)		(1.08)		—	—

Total distributions	(.12)		(.68)		(1.96)		(1.08)		—	—

Net asset value, end of period	$8.56		$ 6.37		$12.72		$16.02		$16.12	$13.68

Total returnC	36.48%		(47.18)%		(9.76)%		6.15%		17.84%	15.74%
Ratios to Average Net Assets:
Total expensesD	2.42	%E,F	1.47%		1.32%		1.41	%F	1.09%	1.06%
Expenses net of waivers and/or expense reimbursements, if anyD	1.02	%E,F	.95%		.95%		.95	%F	.95%	.95%
Expenses net of all reductionsD	1.02	%E,F	.95%		.95%		.95	%F	.95%	.95%
Net investment income	1.20	%F	1.46%		.87%		.70	%F	.65%	.62%
Supplemental Data:
Portfolio turnover rate	27.8%		47.5%		39.1%		14.9%		18.2%	46.7%
Net assets, end of period (in thousands)	$1,280		$1,832		$4,645		$4,283		$3,975	$10,517

A	For the period November 1, 2006 to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

E

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the total expenses and both expenses net of waivers and/or expense reimbursements and expenses net of all reductions ratios would have been 2.35% and .95%, respectively.

F	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	23

Notes to Financial Statements

Legg Mason Classic Valuation Fund

(Unaudited)

1.  Organization and Significant Accounting Policies:

Legg Mason Light Street Trust, Inc. (“Corporation”), consisting of the Legg Mason Classic Valuation Fund (the “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund currently offers three classes of shares: Class A, Class C and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A and Class C shares. Transfer agent and shareholder servicing expenses are charged separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to

24	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks and equity interests†	$26,899,332	—	—	$26,899,332
Short-term securities†	—	$326,709	—	326,709

Total	$26,899,332	$326,709	—	$27,226,041

†	See Portfolio of Investments for additional detailed categorizations

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended September 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$7,474,381	$14,477,170

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S.

Semi-Annual Report to Shareholders	25

currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

26	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Capital Loss Carryforward:

As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(9,455,953)

Semi-Annual Report to Shareholders	27

3.  Transactions With Affiliates:

During the period, the Fund had a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). For its services to the Fund, LMFA received a management fee, calculated daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fee	Net Assets Breakpoint
0.75%	up to $ 1 billion
0.65%	in excess of $ 1 billion

Under the terms of an expense cap agreement, LMFA contractually agreed, until July 31, 2010, to waive its fees and/or reimburse the Fund to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses), exceed, during that month, the annual rates of 1.20%, 1.95% and 0.95% for Class A, Class C and Institutional Class shares, respectively.

For the six months ended September 30, 2009, the manager waived fees and/or reimbursed expenses in the amount of $91,748. Any amounts waived or reimbursed in a particular fiscal year are subject to repayment by the Fund to LMFA to the extent that during the next thirty-six months, the repayment will not cause the Fund’s expenses to exceed the limits stated above. Pursuant to this agreement, at September 30, 2009, management fee waivers or expense reimbursements in the amount of $563,367 remain subject to repayment by the Fund.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA (not the Fund) paid Brandywine Global a fee computed daily and payable monthly, at an annual rate of 60% of the fee LMFA received from the Fund. Fees paid to Brandywine Global are net of any waivers and/or expense reimbursements.

As of September 30, 2009, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) replaced LMFA as manager to the Fund. Effective upon the substitution, LMPFA assumed the responsibilities of LMFA under all agreements regarding the Fund as described in the Fund’s prospectus.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Fund’s distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In addition, on February 1, 2009, Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% on shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

28	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

For the six months ended September 30, 2009, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2009, CDSCs paid to LMIS and its affiliates were approximately $200 on Class C shares.

LMFA, LMPFA, LMIS and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred fees remain in the fund until distributed in accordance with the Plan.

4.  Derivative Instruments and Hedging Activities:

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2009, the Fund did not invest in any derivative instruments.

5.  Class Specific Expenses, Waivers and/or Reimbursements:

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of its Class C shares. Distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2009, class specific expenses were as follows:

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class A	$854	$508	$511
Class C	127,412	11,667	17,032
Institutional Class	—	6,943	1,603

Total	$128,266	$19,118	$19,146

*	For the period April 1, 2009 through September 10, 2009. Subsequent to September 10, 2009 these expenses were accrued as common fund expenses.

Semi-Annual Report to Shareholders	29

For the six months ended September 30, 2009, class specific waivers and/or reimbursements were as follows:

Waivers/Reimbursements
Class A	$2,342
Class C	77,738
Institutional Class	11,668

Total	$91,748

6.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended September 30, 2009.

7.  Fund Share Transactions:

At September 30, 2009, there were 100,000,000 shares authorized at $.001 par value for each of Class A, Class C and Institutional Class shares of the Fund. Share transactions were as follows:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	10,301	$68,760	113,566	A	$691,224	A
Shares issued on reinvestment	1,283	8,956	—		—
Shares repurchased	(15,776)	(112,494)	(15,921	)A	(91,564	)A

Net Increase (Decrease)	(4,192)	$(34,778)	97,645	A	$599,660	A

Class C
Shares sold	55,042	$387,415	1,027,706		$8,886,035
Shares issued on reinvestment	21,612	151,501	315,951		3,579,732
Shares repurchased	(889,963)	(6,238,864)	(2,824,181)		(23,967,433)

Net Decrease	(813,309)	$(5,699,948)	(1,480,524)		$(11,501,666)

30	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	28,116	$209,666	113,983	$1,329,414
Shares issued on reinvestment	4,011	30,681	20,605	254,675
Shares repurchased	(170,095)	(1,294,108)	(212,402)	(2,081,643)

Net Decrease	(137,968)	$(1,053,761)	(77,814)	$(497,554)

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

Fund Information

Investment Manager

Legg Mason Partners Fund Advisor, LLC

New York, NY

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Classic Valuation Fund

LEGG MASON CLASSIC VALUATION FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Classic Valuation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-233/S (11/09) SR09-947

NOT PART OF THE SEMI-ANNUAL REPORT

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.	Principal Accounting Fees and Services

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1)	Not applicable.
Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Light Street Trust, Inc.

By:	/s/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Light Street Trust, Inc.-Legg Mason Classic Valuation Fund
Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Light Street Trust, Inc.-Legg Mason Classic Valuation Fund
Date: November 30, 2009

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Light Street Trust, Inc.-Legg Mason Classic Valuation Fund
Date: November 30, 2009